Rule 497(d)

                                                    Registration No. 333 - 48674

                                     EQUITY FOCUS TRUSTS - SECTOR SERIES, 2000-B

                                Supplement to Prospectus dated November 16, 2000





            The following paragraph is added under Public Sales of Units - Public Offering Price:

                  The holders of units of any outstanding unit investment trust
            (the "Exchangeable Series") may exchange units of the Exchangeable Series for units of a Trust at their relative net asset values, subject only to the applicable deferred sales charge. An exchange of Exchangeable Series units for Units of a Trust will generally be a taxable event. The Sponsor reserves the right to modify, suspend or terminate this exchange privilege at any time.